FGNX
Ethereum's Next Decade

Ethereum's Next Decade

The Ethereum Treasury Company

ETH Accumulation. Yield Generation. Real-World Asset Tokenization.

fgnexus.io | **Ticker**: FGNX

August 2025

FGNX

Disclaimers

This document has been prepared on the basis of information provided by Fundamental Global Inc. (the "Company") and publicly available information and may not contain all of the information that you consider necessary for an investment decision. The Company files annual reports on form 10-K and quarterly reports on form 10-Q, which set forth risks associated with an investment in the company, as well as current reports on form 8-K, proxy statements, and other information about the company (the "SEC reports"), with the Securities and Exchange Commission. You may access these reports and such other information at our website, www.fgexus.io. This presentation is not an offer to sell or a solicitation of an offer to buy securities in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation in such jurisdiction, and is solely for information purposes. The Company is solely responsible for the information contained or incorporated by reference herein and except as otherwise indicated, the information speaks as of the date hereof.

This presentation speaks as of August 22, 2025. The information presented or contained in this Presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this Presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

This Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company, or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company, or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this Presentation and any such liability is expressly disclaimed.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC or FG LLC. This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this Presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

MARKET AND INDUSTRY DATA: This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources.

FGNX

Forward-Looking Statements

This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "budget," "can," "contemplate," "continue," "could," "envision," "estimate," "expect," "evaluate," "forecast," "goal," "guidance," "indicate," "intend," "likely," "may," "might," "outlook," "plan," "possibly," "potential," "predict," "probable," "probably," "pro-forma," "project," "seek," "should," "target," "view," "will," "would," "will be," "will continue," "will likely result" or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company's future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of being unable to close the sale of our reinsurance business in a reasonable time period or at all; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

FGNX × Nasdaq

We are building a leading capital markets vehicle dedicated to accumulation and on-chain yield generation for the next decade of Ethereum (ETH).

This is Ethereum's MicroStrategy moment, but with staking yield, programmable money, and RWA tokenization.

FGNX

Leadership: Digital asset Pioneers and Wall Street Dealmakers



Maja Vujinovic
CEO, Digital Assets

- Managing Partner at OGroup
- Pioneer in mobile payments and early Bitcoin (since 2010)
- Led Tether's first bank acquisition in 2013
- Former CIO of Emerging Tech at GE, launched blockchain pilots with JPMorgan and State Street
- Advises $4B+ in family office capital on AI and blockchain strategy



Kyle Cerminara, CFA
Co-Founder, Chairman & CEO

- Co-Founder and CEO of Fundamental Global (FG)
- Former portfolio manager at T. Rowe Price and SAC specializing in fintech and financial services
- Numerous successful M&A transactions, SPACs, PIPEs and investment exits
- Public company CEO, Chairman, Director with decades of experience



Joe Moglia
Co-Founder & Executive Advisor

- Co-Founder and Chairman of Fundamental Global (FG)
- Former Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University



Larry Swets, CFA
CEO, Merchant Banking

- 30+ years in the insurance industry
- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO Merchant banker
- Investor and public company CEO & director
- Numerous successful M&A transactions, SPACs, PIPEs and investment exits



Jose Vargas
Director, Senior Advisor

- Seed investor in one of the largest Treasury Companies
- Founded and exited 5 companies, including AutoWeb, BlueKite (PayPal), and BrokersWeb
- Co-founder and board member of Healthcare.com
- ($1B+ valuation), Osigu, and PeopleFund
- Seed investor in crypto ventures such as Akash Network



Theodore Rosenthal
President, Digital Assets

- Hedge fund manager with 5+ years of industry leading returns
- Founder of TMR Capital, focused on value and event-driven equity strategies
- Advisor to $2B+ in family office capital across equities and crypto
- Early investor in AI and crypto projects like Monero, Aave, Hyperliquid, and Maker
- Member of Value Investors Club; frequent speaker at MOI Global and other forums.

12+ years at the frontier of digital assets, grounded in Wall Street

tether
SOLANA
TD Ameritrade
OppFi

akash
ARBITRUM
T.RowePrice
HAGERTY

ethereum
Hedera
MERRILL A BANK OF AMERICA COMPANY
LIMBACH

Multicoin Capital
MINA
ALDEL FINANCIAL II
SALTIRE

FGNX

FGNX provides investors a compliant, yield-enhanced vehicle to capture this systemic shift

Why now

Ethereum is the next settlement layer for money and markets

- Ethereum powers >60% of stablecoins, an exploding $270B market
- Ethereum already hosts >90% of tokenized assets, trillions of which will move on-chain in biggest asset migration in history
- ETH accrues value as the monetary and settlement asset of this shift.

Regulatory & political unlocks

- Spot ETH ETFs just passed, unlocking institutional inflows.
- U.S. policy clarity & ETH a U.S. reserve asset = allocation clarity for banks, corporates, and funds.
- ETH is yield-bearing, deflationary, and under-allocated by public investors

2025

2023

Why FGNX

- Compliant, public equity exposure to ETH; An alternative that can outperform ETFs or direct ETH
- ETH yields are enhanced via staking and DeFi, leveraging Ethereum's PoS and smart contracts
- Led by crypto pioneers and Wall Street dealmakers
- Future upside from tokenizing financial services, insurance, and RWAs

Management pioneered Ethereum initiatives 10 years ago. Now we monetize to deliver what we expect to be exponential shareholder value


FG Nexus will deploy a scalable treasury model to acquire, stake, and leverage ETH — delivering equity-like exposure with multilayer yield and Ethereum-native upside to capture the majority of institutional ETH allocation.
USD
5,000
4,000
3,000
2,000
1,000
0
now
Maja Vujinovic, CEO Digital Assets FGNX, launched first Fortune 100 Ethereum pilots at GE with JPMorgan and brought in Ethereum co-founder Joe Lubin
2015
where we started
2019
2023
BLOCKCHAIN &
CRYPTOCURRENCY

Our 5 exponential pillars to compound ETH per share

FGNX

Together with our partners

anchorage digital · BitGo · galaxy · kraken

Gateaway for Institutional Capital

Offer compliant, yield-enhanced ETH exposure through a NASDAQ-listed vehicle.

1

we are here

Accumulate & Compound ETH

Build the largest corporate ETH reserve. Stake & restake for yield. Reinvest to grow ETH per share.

2

Strategic U.S. Reserve Asset

Provide a market-ready vehicle for U.S. institutions and policymakers to gain large-scale ETH exposure.

3

Stablecoin Settlement Layer

Support the rails behind billions in daily stablecoin transactions — reinforcing USD dominance.

4

Tokenization Infrastructure

Capture value as trillions in bonds, equities, and real assets migrate to Ethereum.

5

$$y = a(1 + \text{FGNX})t$$

Ethereum (Treasury Company)

FGNX

We believe that Ethereum will become the world's most important monetary and settlement asset, enabling the global on-chain economy

1 Stablecoins: Ethereum's $270B "killer app"

84%

Stablecoins issued on Ethereum1

- Weekly users of Ethereum-based stablecoins, recently topped 750,000, a new all-time high
- ETH accrues value as the monetary and settlement asset of this shift.

Stablecoin market cap (in USD)



202
0
202
1
202
2
202
3
202
4
202
5

Source:

Notes: (1) Artemis as of July 8th, 2025, (2) RWA.xyz as of July 1st, 2025

2 Tokenization: **>55%** of biggest asset migration in history is happening on Ethereum2

Tokenization market cap across all asset classes



Total (USD Trillion)
20
15
10
5
0
0.6
1.0
1.6
2.7
4.6
9.4
13.4
16.5
18.9
2025
2026
2027
2028
2029
2030
2031
2032
2033

Ethereum's dominance across RWAs in 2025:

- Commodities: $1.79B market cap, share: 98.22%
- US Treasuries: $5,294.5M market cap; share: 72.29%

Source: BCG & Ripple

3 Public good: As a global reserve asset & settlement layer

- Ethereum is part of the U.S. strategic crypto reserve.
- Ethereum, in this context, is more than a blockchain. It is a neutral public good, a contested space where governments, corporations, individuals, and agents will seek leverage.
- Programmable settlement layers will move assets like information and define the next era of globalization.

Ethereum flywheeel: The more valuable ETH becomes, the more secure and useful the network becomes

Ethereum exhibits positive price-utility feedback.



- **Enables higher-value** use cases attracting more institutional capital
- **Higher network usage** results in increased demand for ETH
- **Increased demand** raises prices
- **Higher ETH price** = higher security

Ethereum offers what Bitcoin cannot: productive yield

Ethereum is a productive asset:

- 3-4% staking yield
- Deflationary token economics through burn mechanism
- Access to tokenized RWA yields and DeFi protocols

Total staked ETH over time vs. ETH price (in USD)



5k
4k
3k
2k
1k
66M ETH staked
60M
50M
40M
30M
20M
10M
2021
2022
2023
2024
2025

"Bitcoin is digital gold; Ethereum is digital infrastructure with cash flows."

Ethereum is already the chosen platform for institutions with trillions $ coming on-chain

FRANKLIN TEMPLETON

Franklin Templeton has expanded its presence on Ethereum by launching the Ethereum ETF (EZET) and making its $410M OnChain U.S. Government Money Market Fund (FOBXX) available on Ethereum, a milestone in bringing traditional asset management on-chain.

tether

Tether is the undisputed leader in stablecoins, with over $160B in circulation — by far the largest in the market. Powered by USDT, it provides the core liquidity and settlement layer for global crypto markets. $80B runs on Ethereum.

Nexus Mutual

A leading decentralized insurance protocol on Ethereum, Nexus Mutual enables users to pool risk and purchase coverage for smart contract failures and exchange hacks using its native NXM token.

coinbase **kraken** **Robinhood**

Coinbase, Kraken, and Revolut are developing or have launched platforms that blend traditional stocks and crypto assets, using Ethereum's infrastructure for tokenization and settlement.

BlackRock

BlackRock has launched the BUIDL Fund, a tokenized institutional money market fund built on Ethereum. This fund has attracted billions in assets and is a flagship example of large-scale RWA tokenization.

Deutsche Bank

Deutsche Bank is building a tokenization platform on zkSync, a Layer 2 solution on Ethereum, to facilitate the issuance and management of tokenized assets.

Fidelity INVESTMENTS

Fidelity has introduced the "Fidelity Ethereum Fund," which merges traditional U.S. Treasury assets with Ethereum's blockchain, enabling on-chain representation and trading of government securities.

ETHERISC

Etherisc is an open-source protocol on Ethereum for building decentralized, parametric insurance products, including automated flight delay insurance.

Why FGNX: ETH exposure with equity leverage, yield, and NAV premium

FGNX

1 Equity Wrapper = Access + Premium

- Simple, familiar security for institutions
- Equity vehicles historically trade at a NAV premium (MSTR model)

2 Capital Markets Flywheel

- Issue stock to buy more ETH
- Stake / restake yield compounds ETH per share

3 More Upside Than ETFs

- Operating business unlocks new lines: staking, tokenization, reinsurance
- ETFs only track ETH; we compound and monetize it

4 Built-In Asymmetry

- Our stock may outperform ETH price alone
- Equity multiple + compounding = exponential returns

Shareholder benefits

→ The treasury company stock rises with the asset

→ The premium to book value expands

→ More capital issuance increases accretion

A model proven by MSTR; FGNX is positioned to repeat this with ETH


USD
800.00%
700.00%
500.00%
400.00%
300.00%
100.00%
0.00%
Strategy
bitcoin
Jul
2024
Jul
2025
Jul

	9/13/20	7/17/25	MoM
BTC	26,400	118,617	4.5x
MSTR	16	453.8	28.4x

	10/10/2023	7/17/25	MoM
BTC	31,953	118,617	3.7x
MSTR	20	1,349	67.5x

Source: Google Finance

Compounding ETH per share

FGNX has begun to deploy a scalable treasury model to acquire, stake, and leverage ETH — delivering equity-like exposure with multi-layer yield and Ethereum-native upside

Institutional Exposure with Yield

- Equity-like exposure to Ethereum — the programmable monetary base of Web3.
- Native and liquid staking strategies for yield generation.
- Staking rights confer governance and network influence.
- ETH is the only deflationary L1 asset with ETF approval.

Capital Markets Advantage

- Execute equity and debt offerings optimized for ETH accumulation.
- Utilize shelf registrations, ATM structures, and convertible instruments.
- Capitalize on NAV premium.

Amplifying Ethereum's Network Value

- Long-term ETH holding reinforces network security and scalability.
- Support critical infrastructure: stablecoins, RWAs, L2s, dev ecosystems.
- Ethereum is the settlement layer for $5B+ in daily L2 transactions and growing.

Market Leadership & Storytelling

- Leverage equity research, PR, and institutional channels.
- Partner with analysts, custodians, and TradFi platforms for reach.
- We are not just a treasury — we are a strategic ETH operator.

FGNX

FGNX is positioned to tokenize institutional-grade RWAs

Starting with reinsurance, bringing real-world cash flows onto Ethereum

- Turns illiquid assets into yield-bearing tokens
- Powers on-chain income streams backed by regulated entities
- Boosts ETH demand as settlement and collateral
- The Treasury Company will remain a capital-light business

Case Study: Tokenized Reinsurance

Tokenization Model

- Risk tranches as smart contracts
- Instant claims + transparency
- Yield distributed to ETH-backed LPs

Investor Impact

- Access ETH-native real yield from global insurance
- Bridges TradFi-grade assets to DeFi rails
- Ethereum serves as collateral, settlement layer, and governance base

FGNX is the most strategic ETH exposure in public markets

FGNX

FGNX delivers active ETH exposure with staking yield, tokenization upside, and capital markets execution, built to outperform ETFs, BTC vehicles, and passive crypto funds.

Investor Highlights:

- Pure ETH exposure via a trusted public equity wrapper
- Capital markets edge: ATM, convertibles, structured equity
- Staking yield + DeFi strategies outperform spot ETFs and BTC plays
- Network-aligned — supports ETH burn, L2s, and institutional rails
- Tokenization upside from reinsurance, RWAs, and merchant banking
- Team with ETH roots since 2014 + Wall Street firepower

FGNX
Ethereum's Next Decade

Join us in owning
Ethereum's next decade.